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                      OUTSOURCING SERVICES GROUP, INC.
                           1998 STOCK OPTION PLAN


     1. PURPOSE.

     The Plan is intended to provide incentive to key employees, directors and consultants of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key personnel to maintain their relationship with, and to attract new personnel with outstanding qualifications.

     2. DEFINITIONS.

     Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

        (a) "Act" shall mean the Securities Act of 1933, as amended.

        (b) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time, as described in Section 4 of the Plan.

        (c) "Board" shall mean the Board of Directors of the Corporation.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

        (f) "Common Stock" shall mean the Common Stock of the Corporation.

        (g) "Consultant" shall mean an individual or entity providing services to the Company that is not an Employee.

        (h) "Corporation" shall mean OUTSOURCING SERVICES GROUP, INC., a Delaware corporation.

        (i) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

        (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

        (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

            (i) The closing price of a share of the Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the date of determination, or, if shares were not traded on the date of determination, then on the nearest preceding trading day during which a sale occurred;

            (ii) If such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system,

                 (a) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or

                 (b) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the date of determination as reported by NASDAQ or such successor quotation system;

          (iii) if the Company's stock is not publicly traded, the fair market value established in good faith by the Board.

        (m) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

        (n) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

        (o) "Optionee" shall mean a Participant who has received an Option.

        (p) "Participant" shall have the meaning assigned to it in Section 5 hereof.

        (q) "Plan" shall mean this OUTSOURCING SERVICES GROUP, INC. 1998 STOCK OPTION PLAN, as it may be amended from time to time.

        (r) "Purchase Price" shall mean the Exercise Price multiplied by


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the number of Shares with respect to which an Option is exercised.

        (s) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 9 of the Plan (if applicable).

        (t) "Subsidiary" shall mean any subsidiary corporation as defined in Section 425(f) of the Code.

        3. EFFECTIVE DATE.

        The Plan was approved on January ____, 1998 and is adopted effective December 31, 1997.

        4. ADMINISTRATION.

        The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall be composed of Non-Employee Directors, as such term is defined in Rule 16b-3 as promulgated under the Exchange Act (i.e., directors who (i) are not currently officers of the Corporation or any of its Subsidiaries, (ii) do not receive compensation from the Corporation or any of its Subsidiaries for services rendered as a consultant or in any capacity other than as a director, (iii) do not possess an interest in any transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and
(iv) are not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K). There shall be at least two directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

        The Administrator shall from time to time at its discretion select the Participants who are to be granted Options and determine the number of Shares to be subject to Options to be granted to each Optionee. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

        5. PARTICIPATION.

        The Optionees shall be such persons (collectively, "Participants," individually, a "Participant") as the Administrator may select from among the following classes of persons:

        (a) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors); and

        (b) Directors and Consultants of the Corporation or of a Subsidiary.

        Notwithstanding provisions of the first paragraph of this Section 5, the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

        6. STOCK.

        The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 750,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified in that Section.

        7. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreements.

        Each Option shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option Agreement need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

        (b) Number of Shares.

        Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

        (c) Exercise Price.


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        Each Option shall state the Exercise Price. The Exercise Price in the case of any Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

        (d) Medium and Time of Payment.

        The Purchase Price shall be payable in full in cash or by check upon the exercise of the Option. The purchase price may also be paid, in whole or in part, by delivery to the Company of outstanding shares of the Common Stock.

        In the event the Corporation determines that it is required to withhold state or federal income tax or any other federal, state or local tax a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy withholding requirements before the Optionee shall be permitted to exercise the Option.

        (e) Term and Non-Transferability of Options.

        Each Option shall state the time or times when all or part thereof becomes exercisable. The vesting schedule of Options granted pursuant to the Plan shall be determined by the Administrator in its sole discretion.

        No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, transfer, sale, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

        (f) Termination of Employment.

            (i) Termination of Optionee. An Optionee shall forfeit all Options if Optionee's employment terminates prior to the date the Options become exercisable because of Optionee's resignation (unless such resignation is for "good reason" as described below) or because of Optionee's termination for any of the following grounds:

                a) Any illegal act by the Optionee (as evidenced by a conviction) which materially and adversely affects the business of the Corporation; or

                b) Intentional wrongful engagement in any competitive activity prohibited by the Optionee's employment agreement or employment in another business in a manner not permitted by the Optionee's employment agreement.

            (ii) Termination by Optionee for "Good Reason." If on Optionee's employment is terminated by the Optionee for "good reason" as defined in such Optionee's employment agreement, if any, such Optionee shall have the right to exercise the Options prior to their termination as provided under the application Option Agreement, but only to the extent that the Options were exercisable on such date of termination.

            (iii) Death. If Optionee's employment is terminated for death, or having ceasing to be an employee, but during the period during which an Optionee could have exercised the Options granted under this Plan in accordance with the terms of the Optionee's Option Agreement, Optionee should die, Optionee's executor or administrator of Optionee's estate shall have the right for twelve (12) months following such death to exercise the Options, but only to the extent that the Options were exercisable on the date of Optionee's death.

            (iv) Disability. If Optionee's employment is terminated for disability, such Optionee or his or her administrator or legal guardian, shall have the right for six (6) months following such termination to exercise the Options granted this Plan, but only to the extent that the Options were exercisable on the date of termination.

            (v) Other. If an Optionee's employment is terminated for any reason other than as set forth in Sections 7(f)(i) through (iv), Optionee shall have ninety (90) days following such termination to exercise the Options granted under this Plan, but only to the extent that the Options were exercisable on the date of termination.

        (g) Rights as a Stockholder.

        No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

        (h) Modification, Extension and Renewal of Options.


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        Within the limitations of the Plan, the Administrator may modify an
Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

        (i) Restrictions on Shares; Repurchase Right.

        The Corporation shall have the right to repurchase the Shares, and in certain cases Optionees shall have the right to sell their Shares to the Corporation, as provided under the Corporation's Amended and Restated Stockholder Agreement, dated as of June 30, 1997, as it may be amended from time to time (the "Stockholder Agreement"). Moreover, the Corporation shall have the right to repurchase any Option held by an Optionee upon the same terms as the Corporation's right to repurchase the Shares pursuant to the Stockholder Agreement.

        (j) Shares Subject to Stockholder Agreement.

        Shares issued to Optionee upon exercise of the Options granted under this Plan shall be subject to the Stockholder Agreement. In connection with the issuance of the Shares, the Optionee shall take such actions and shall execute such documents as the Corporation shall require for the Optionee to become a party to the Stockholder Agreement.

        (k) Other Provisions.

        An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator, from time to time, shall deem advisable.

        (l) Substitution of Options.

        Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is equal to the excess immediately before such substitution (taking into account any rounding to the nearest whole share to adjust for any fractional shares resulting from such substitution) and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

        8. TERM OF PLAN.

        Options may be granted pursuant to the Plan until the expiration of the Plan ten years after the effective date referred to in Section 3.

        9. RECAPITALIZATION.

        The number of Shares covered by the Options and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only of common stock) or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation. Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, the Options shall pertain and apply to the securities to which a holder of the number of shares of common stock subject to the Options would have been entitled.

        The foregoing adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on the Corporation and the Optionee.

        Except as expressly provided in this Section 9, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to the Options or the exercise price thereof.

        The Options shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


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        10. SECURITIES ACT AND OTHER REGULATORY REQUIREMENTS.

        If through any act or omission of an Optionee the exercise of the Options or the sale of any of the underlying shares of stock would, in the opinion of counsel for the Corporation, violate the Act (or any other federal or state statutes having similar requirements) as it may be in effect at that time, then the Options shall not be exercisable and the Corporation shall not be obligated to sell any shares subject to the Options.

        Further, the Administrator may require as a condition of issuance of any shares under the Options that an Optionee furnish a written representation that Optionee is acquiring the shares for investment and not with a view to distribution to the public.

        11. LEGENDS.

        Each certificate representing Shares issued upon exercise of the Options shall bear upon its face the following legends in addition to any legends required by applicable state law:

        (a) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDER AGREEMENT, DATED AS OF JUNE 30, 1997, AS AMENDED."

       (b) "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE
           SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN A STOCKHOLDER AGREEMENT ENTERED INTO AS OF THE 30TH DAY OF JUNE, 1997, AS AMENDED, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST."

      Each Optionee shall be bound by the requirements of such legends to the extent that such legends are applicable.

      12. AMENDMENT OF THE PLAN.

      The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

      (a) Materially increase the benefits accruing to Participants under the Plan;

      (b) Increase the number of Shares which may be issued under the Plan;

      (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

      (d) Amend this Section 12 to defeat its purpose.

      13. EXCHANGE ACT.

      If the Common Stock is registered under the Exchange Act, the Options and option covered by this Plan shall be registered as soon as practicable and the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation's counsel, to enable Participants who are officers or directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options,
(ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, and (iv) the sale of Common Stock received upon the exercise of Options. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

      With respect to Participants who may be subject to the Section 16 Requirements, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent


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permitted by law and deemed advisable by the Administrator.

      14. APPLICATION OF FUNDS.

      The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.